SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2003

                               EMCORE CORPORATION
               (Exact name of registrant as specified in charter)

        New Jersey                   0-22175                  22-2746503
   -------------------             ------------              --------------
     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation

145 Belmont Drive, Somerset, New Jersey                              08873
---------------------------------------                            ----------
 (Address of principal offices)                                    (Zip Code)

Registrant's telephone number including area code     (732) 271-9090

(Former name or former address, if changed since last report) NOT APPLICABLE
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

         99.1  Press Release dated May 7, 2003

Item 9.  REGULATION FD DISCLOSURE

On May 7, 2003, EMCORE Corporation (the "Registrant") issued the Press Release annexed hereto as Exhibit 99.1. The Registrant is making this disclosure under
Item 12 of Form 8-K, but in accordance with SEC Release 33-8216, it is set forth under Item 9.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By:  /s/ Thomas G. Werthan
                                            -----------------------------------
                                            Thomas G. Werthan
                                            Chief Financial Officer

Dated:  May 7, 2003
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                                  EXHIBIT INDEX

Exhibit  Description

          99.1      Press Release dated May 7, 2003